Exhibit 10.4

Execution Version

WAIVER AND AMENDMENT NO. 3

WAIVER AND AMENDMENT NO. 3 (this “Amendment”), dated as of March 21, 2012, under and to the ABL Credit Agreement dated as of December 9, 2010 (as heretofore amended, the “Credit Agreement”) among AbitibiBowater Inc., a Delaware corporation (“AbitibiBowater”), the Subsidiaries of AbitibiBowater party thereto (together with AbitibiBowater, collectively, the “Borrowers”), the Lenders party thereto from time to time and Citibank, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent.

WHEREAS, AbitibiBowater has advised the Administrative Agent and the Lenders that it may acquire all or a portion of the outstanding common shares of Fibrek Inc., a Canadian corporation listed on the Toronto Stock Exchange (“Fibrek” and, together with its Subsidiaries, the “Fibrek Group Members”); and

WHEREAS, the Borrowers have requested that the Lenders (i) waive certain Events of Default that may arise under Section 11.01(f) of the Credit Agreement and (ii) make certain amendments to the Credit Agreement;

NOW THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Limited Waiver. The Lenders hereby waive (the “Waiver”) any Event of Default which may arise under Section 11.01(f) of the Credit Agreement, solely to the extent that the Indebtedness that would give rise to such Event of Default is Indebtedness of Fibrek Group Members (any such Indebtedness that would give rise to such an Event of Default, “Applicable Fibrek Indebtedness”); provided, that the Waiver shall automatically expire and cease to be effective on the earliest of (x) the occurrence of any date on which the sum of (i) the aggregate amount of cash and Permitted Investments held by the Loan Parties plus (ii) Excess Availability shall be less than the aggregate outstanding principal amount of all Applicable Fibrek Indebtedness, (y) the date which is 180 days after the date on which Fibrek first becomes a Subsidiary of AbitibiBowater and (z) October 31, 2012. The Waiver shall be limited precisely as written, and shall not extend to any other Default or Event of Default under any other provision of the Credit Agreement or to any Default or Event of Default which may exist (including under Section 11.01(f) of the Credit Agreement) after the expiration of this Waiver. For the avoidance of doubt, any default or other circumstance that may exist under or with respect to Indebtedness of any Person that is not a Fibrek Group Member shall not be subject to the Waiver.

Section 3. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Clause (a) of the definition of “U.S. Subsidiary Guarantors” in Section 1.01 of the Credit Agreement is amended by inserting “(other than a Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary)” immediately following “Domestic Subsidiary”.

(b) Section 9.09(b) of the Credit Agreement is amended by inserting “(other than a Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary)” immediately following “Domestic Subsidiary” in clauses (i) and (ii) thereof.

(c) Section 10.01(i) of the Credit Agreement is amended by replacing “$100,000,000” with “$160,000,000”.

(d) Section 10.02 of the Credit Agreement is amended by (A) deleting “and” at the end of clause (xix), (B) deleting “.” at the end of clause (xx) and replacing it with “; and” and (C) inserting a new clause (xxi) as follows:

“(xxi) Liens in favor of a Loan Party securing Indebtedness permitted under Section 10.01(c) and which, if on assets of a Loan Party, have been subordinated to the Liens of the Collateral Agent on terms reasonably satisfactory to the Collateral Agent.”

Section 4. Representations of the Borrowers. Each of the Borrowers represents and warrants that (a) the representations and warranties of the Borrowers set forth in Section 8 of the Credit Agreement and in the Loan Documents will be true and correct in all material respects on and as of the Amendment Effective Date (as defined below) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such date) and (b) no Default or Event of Default will have occurred and be continuing on the Effective Date.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of an original executed counterpart hereof.

Section 6. Effectiveness. This Amendment shall become effective on the date when the following conditions have been met (the “Amendment Effective Date”):

(a) The Administrative Agent shall have received from each of the Loan Parties and the Lenders party hereto, which Lenders constitute the Required Lenders, (i) a counterpart hereof signed by such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart of this Amendment; and

(b) The Administrative Agent shall have received (i) for the account of each Lender consenting hereto on or prior to such date, a consent fee in an amount equal to 0.025% of the sum of (A) such Lender’s U.S. Facility Commitment plus (B) such Lender’s Canadian Facility Commitment, in each case as of the Amendment Effective Date and (ii) all out-of-pocket costs and expenses required to be paid by the Borrowers pursuant to Section 13.01 of the Credit Agreement for which invoices have been presented not later than the Business Day preceding the Amendment Effective Date.

Section 7. Reference To and Effect Upon the Loan Documents.

(a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents and all rights of the Agents, the Issuing Lenders, the Swingline Lenders and the Lenders and all obligations of the Loan Parties, shall remain in full force and effect. The Loan Parties hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect.

(b) This Amendment shall constitute a Loan Document for all purposes of the Loan Documents.

Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LOAN PARTIES:

ABITIBIBOWATER INC.

By:	/s/ Jo-Ann Longworth
Name:	Jo-Ann Longworth
Title:	Senior Vice President and Chief Financial Officer

ABIBOW US INC., as successor to Bowater Incorporated, as a U.S. Borrower

By:	/s/ Jo-Ann Longworth
Name:	Jo-Ann Longworth
Title:	Vice President and Chief Financial Officer

ABIBOW RECYCLING LLC, as successor to Abitibi-Consolidated Corp., as a U.S. Borrower

By:	/s/ Jo-Ann Longworth
Name:	Jo-Ann Longworth
Title:	Senior Vice President and Chief Financial Officer

ABIBOW CANADA INC., as successor to Abitibi-Consolidated Inc., as a Canadian Borrower

By:	/s/ Jo-Ann Longworth
Name:	Jo-Ann Longworth
Title:	Vice President and Chief Financial Officer

[Signature page to Waiver and Amendment No. 3]

ABITIBI CONSOLIDATED SALES LLC

By:	AbitibiBowater, Inc., its sole member

	By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Senior Vice President and Chief Financial Officer

AUGUSTA NEWSPRINT COMPANY LLC

By:	Abitibi Consolidated Sales LLC, its Manager

	By:	AbitibiBowater, Inc., its sole member

		By:	/s/ Jo-Ann Longworth
		Name:	Jo-Ann Longworth
		Title:	Senior Vice President and Chief Financial Officer

AUGUSTA NEWSPRINT HOLDING LLC

By:	Abitibi Consolidated Sales LLC, its Member

	By:	AbitibiBowater, Inc., its sole member

		By:	/s/ Jo-Ann Longworth
		Name:	Jo-Ann Longworth
		Title:	Senior Vice President and Chief Financial Officer

BOWATER NEWSPRINT SOUTH LLC

By:	/s/ Jo-Ann Longworth
Name:	Jo-Ann Longworth
Title:	Manager

[Signature page to Waiver and Amendment No. 3]

BOWATER NEWSPRINT SOUTH LLC BOWATER NUWAY MID-STATES INC. DONOHUE CORP. LAKE SUPERIOR FOREST PRODUCTS INC. ABITIBIBOWATER CANADA INC. BOWATER CANADIAN LIMITED BOWATER LAHAVE CORPORATION

By:	/s/ Jo-Ann Longworth
Name:	Jo-Ann Longworth
Title:	Vice President and Chief Financial Officer

[Signature page to Waiver and Amendment No. 3]

LENDERS:

CITIBANK, N.A., as Administrative Agent and Lender

By:	/s/ Thomas Halsch
Name:	Thomas Halsch
Title:	Vice President

CITIBANK, N.A., Canadian Branch, as Lender

By:	/s/ Isabelle Cote
Name:	Isabelle Cote
Title:	Authorized Officer

Barclays Bank PLC, as Lender

By:	/s/ Lisa Minigh
Name:	Lisa Minigh
Title:	Assistant Vice President

JP MORGAN CHASE BANK, N.A., as Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

Wells Fargo Capital Finance, LLC, as Lender

By:	/s/ David Klagos
Name:	David Klagos
Title:	Vice President

Wells Fargo Capital Finance Corporation Canada, as Lender

By:	/s/ Raymond Eghobamien
Name:	Raymond Eghobamien
Title:	Vice President

[Signature page to Waiver and Amendment No. 3]

Bank of Montreal, as a U.S. Lender

By:	/s/ William J. Kennedy
Name:	William J. Kennedy
Title:	Vice President

Bank of Montreal, as a Canadian Lender

By:	/s/ Sean P. Gallaway
Name:	Sean P. Gallaway
Title:	Vice President

CIBC Inc., as Lender

By:	/s/ Dominic Sorresso
Name:	Dominic Sorresso
Title:	Executive Director

By:	/s/ Eoin Roche
Name:	Eoin Roche
Title:	Executive Director

Canadian Imperial Bank of Commerce, as Lender

By:	/s/ Deepak Dave
Name:	Deepak Dave
Title:	Director

By:	/s/ Peter Rawlins
Name:	Peter Rawlins
Title:	Executive Director

[Signature page to Waiver and Amendment No. 3]

EXPORT DEVELOPMENT CANADA

By:	/s/ Talal M. Kairouz
Name:	Talal M. Kairouz
Title:	Senior Asset Manager

By:	/s/ Shaun Enright
Name:	Shaun Enright
Title:	Sr. Asset Manager

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Denis Lapalme
Name:	Denis Lapalme
Title:	Director

By:	/s/ David R. Loewen
Name:	David R. Loewen
Title:	Director

Siemens Financial Services, Inc., as Lender

By:	/s/ John Finone
Name:	John Finone
Title:	Vice President

By:	/s/ April Greaves-Bryan
Name:	April Greaves-Bryan
Title:	Vice President

ROYAL BANK OF CANADA, as Lender

By:	/s/ Robert Kizell
Name:	Robert Kizell
Title:	Attorney in Fact

By:	/s/ Michael Petersen
Name:	Michael Petersen
Title:	Attorney in Fact